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UNITED STATES SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of report (Date of earliest event reported): March 6, 2006 (March 6, 2006)
GEVITY HR, INC.
(Exact Name of Registrant as Specified in Its Charter)

Florida	0-22701	65-0735612
(State of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)
9000 Town Center Parkway
Bradenton, Florida 34202
(Address of principal executive offices / zip code)
(941) 741-4300
(Registrant’s telephone number, including area code)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425).

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12).

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)).

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)).

Table of Contents

Item 7.01 Regulation FD Disclosure.
     This Current Report on Form 8-K provides access to Gevity HR, Inc.’s updated investor presentation, dated March 2006, for informational purposes only. The March 2006 presentation includes a refinement in guidance with respect to 2006 gross profit. A copy of the presentation is furnished herewith as Exhibit 99.1 and is also available via the company’s website at www.gevity.com.
     The information in this Current Report on Form 8-K and the Exhibit hereto shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 or otherwise subject to the liabilities of that section, nor shall such information be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Securities Exchange Act of 1934, regardless of any general incorporation language in such filing.
Item 9.01 Financial Statements and Exhibits.

Exhibit No.	Description
99.1	Updated Investor Presentation dated March 2006.
SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

GEVITY HR, INC.
Dated: March 6, 2006	By:	/s/ Edwin E. Hightower, Jr.
Edwin E. Hightower, Jr.
Vice President and General Counsel

EXHIBIT INDEX

Exhibit No.	Description
99.1	Updated Investor Presentation dated March 2006.